                                                                      EXHIBIT 21

    The following is a list of subsidiaries of Warner-Lambert showing the state or country of organization and the percentage of voting securities owned by Warner-Lambert or by subsidiaries of Warner-Lambert as of December 31, 1999. Except as otherwise indicated, such subsidiaries are included in the consolidated financial statements.


                                                          STATE OR
                                                         COUNTRY OF
NAME OF SUBSIDIARY                                       ORGANIZATION                    PERCENTAGE OF OWNERSHIP
------------------                                       ------------                    -----------------------
Agouron Pharmaceuticals, Inc.                               California          100
American Chicle Company.............................         Delaware           100
Euronett, Inc.......................................         Delaware           100
International Affiliated Corporation................         Delaware           100
 Laboratorios Laprofa, Sociedad Anonima.............         Guatemala          100   International Affiliated Corporation
 Warner-Lambert Holland B.V.........................        Netherlands         100   International Affiliated Corporation
   Parke-Davis B.V..................................        Netherlands         100   Warner-Lambert Holland B.V.
    Grupo Warner Lambert Mexico, S.A. de C.V........          Mexico            100   Parke-Davis B.V.
    Schick Nederland B.V............................        Netherlands         100   Parke-Davis B.V.
      Warner Lambert A.E............................          Greece             99   Schick Nederland B.V.
                                                                                  1   Warner-Lambert Holland B.V.
    Warner Lambert Distribuidora, S.A. de C.V.......          Mexico            100   Parke-Davis B.V.
    Warner-Lambert GmbH.............................          Germany           100   Parke-Davis B.V.
      Goedecke Aktiengesellschaft...................          Germany           100   Warner-Lambert GmbH
        Adenylchemie GmbH...........................          Germany           100   Goedecke Aktiengesellschaft
        Goedecke Gesellschaft m.b.H.................          Austria           100   Goedecke Aktiengesellschaft
      International Company for Gum and
        Confectionery (INCOGUM) S.A.E...............           Egypt             57   Warner-Lambert GmbH
      PanServ-Anzeigen-Service GmbH.................          Germany           100   Warner-Lambert GmbH
      Parke-Davis GmbH..............................          Germany           100   Warner-Lambert GmbH
      Warner-Lambert Consumer Products GmbH,
        Berlin......................................          Germany           100   Warner-Lambert GmbH
        S.A. Wilkinson Sword NV.....................          Belgium           100   Warner-Lambert Consumer Products GmbH,
                                                                                      Berlin
        Wilkinson Sword Gesellschaft GmbH...........          Austria           100   Warner-Lambert Consumer Products GmbH,
                                                                                      Berlin
        Wilkinson Sword S.A.E.......................           Spain            100   Warner-Lambert Consumer Products GmbH,
                                                                                      Berlin
        Wilkinson Sword S.p.A.......................           Italy             99   Warner-Lambert Consumer Products GmbH,
                                                                                      Berlin
                                                                                  1   Wilkinson Sword Limited
        Wilkinson Sword Tras Uruntieri Ticaret Ltd.
         Sirketi....................................          Turkey             99.8 Warner-Lambert Consumer Products GmbH,
                                                                                      Berlin
                                                                                   .2 Warner-Lambert GmbH
        Wilkinson Sword Verwaltungs GmbH............          Germany           100   Warner-Lambert Consumer Products GmbH,
                                                                                      Berlin
         W&A Grundstucksverwaltungs GbR.............          Germany            98   Wilkinson Sword Verwaltungs GmbH
                                                                                  2   Warner-Lambert GmbH
      Warner-Lambert Europaische Beteiligungs
        GmbH........................................          Germany           100   Warner-Lambert GmbH
        Parke-Davis GmbH............................          Austria           100   Warner-Lambert Europaische Beteiligungs
                                                                                      GmbH
        Warner-Lambert (Schweiz) AG.................        Switzerland         100   Warner-Lambert Europaische Beteiligungs
                                                                                      GmbH
    Warner-Lambert Philippines, Inc.................        Philippines         100   Parke-Davis B.V.
    Zalmplaat Holding B.V...........................        Netherlands         100   Parke-Davis B.V.
      Parke-Davis S.C.A.............................          France             66.1 Zalmplaat Holding B.V.
                                                                                 33.9 Substantia (France)
 Parke-Davis Pharmaceuticals Limited................  Cayman Islands, British
                                                            West Indies          99   Warner-Lambert Holland B.V.
                                                                                  1   Parke-Davis B.V.
 Warner-Lambert Ireland Limited.....................          Ireland           100   Warner-Lambert Holland B.V.
    Parke Davis European Distributors Limited.......          Ireland           100   Warner-Lambert Ireland Limited
    Plaistow Limited................................          Ireland           100   Warner-Lambert Ireland Limited
      Warner-Lambert Plaistow Manufacturing.........          Ireland            50   Plaistow Limited
                                                                                 50   Warner-Lambert Export Limited
    Warner-Lambert Export Limited...................          Ireland           100   Warner-Lambert Ireland Limited
      Island Pharmaceuticals Limited................          Ireland           100   Warner-Lambert Export Limited
      Warner-Lambert Cork Limited...................          Ireland           100   Warner-Lambert Export Limited
 Warner-Lambert Manufacturing (Ireland) Ltd.........  Cayman Islands, British
                                                            West Indies         100   Warner-Lambert Holland B.V.
 Wilkinson Sword Nederland B.V......................        Netherlands         100   Warner-Lambert Holland B.V.

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
                                                             STATE OR
                                                            COUNTRY OF
NAME OF SUBSIDIARY                                         ORGANIZATION                     PERCENTAGE OF OWNERSHIP
------------------                                         ------------                     -----------------------
 Warner-Lambert Industria e Comercio Limitada.......          Brazil            100   International Affiliated Corporation
    Quantum Investments S.A.........................          Uruguay           100   Warner-Lambert Industria e Comercio
                                                                                      Limitada
      Adams S.A.....................................         Argentina          100   Quantum Investments S.A.
Keystone Chemurgic Corp.............................         Delaware           100
 Exchic C.A. Limited................................          Bermuda            57.5
                                                                                 42.5 Keystone Chemurgic Corp.
 Warner-Lambert Guatemala, S.A......................         Guatemala          100   Keystone Chemurgic Corp.
Lambert & Feasley, Inc..............................         New York           100
Med-Tech Ventures, Inc..............................         Delaware           100
Meito Adams Co., Ltd.*..............................           Japan             50
Parke-Davis Sales Corporation.......................      Virgin Islands        100
Parke, Davis & Company ('Parke-Davis')..............         Michigan           100
 Parke, Davis & Company, Limited....................         Pakistan            75.6 Parke-Davis
 Parke Davis International Limited..................          Bahamas           100   Parke-Davis
 Parke-Davis Korea Limited..........................           Korea            100   Parke-Davis
 Parke Davis Pty. Limited...........................         Australia          100   Parke-Davis
    Warner-Lambert Consumer Healthcare Pty.
      Limited.......................................         Australia          100   Parke Davis Pty. Limited
    Warner-Lambert Pty. Limited.....................         Australia          100   Parke Davis Pty. Limited
 P-D Co., Inc.......................................         Delaware           100   Parke-Davis
    Capsugel AG.....................................        Switzerland         100   P-D Co., Inc.
    Empresas Warner Lambert S.A.....................           Chile             90   P-D Co., Inc.
                                                                                 10   Tabor Corporation
    Parke-Davis (Thailand) Limited..................         Thailand           100   P-D Co., Inc.
    Substantia (France).............................          France             84.1 P-D Co., Inc.
                                                                                 14   Warner-Lambert Ireland Limited
                                                                                  1.9 Goedecke Aktiengesellschaft
      Cachou Lajaunie...............................          France            100   Substantia (France)
      Capsugel France...............................          France            100   Substantia (France)
      Societe Nouvelle des Pastilles de Vichy.......          France            100   Substantia (France)
    Warner-Lambert (Belgium) N.V....................          Belgium           100   P-D Co., Inc.
    Warner-Lambert Company AG.......................        Switzerland         100   P-D Co., Inc.
      Adams (Thailand) Limited......................         Thailand           100   Warner-Lambert Company AG
      Warner-Lambert (East Africa) Limited..........           Kenya            100   Warner-Lambert Company AG
      Warner-Lambert Pottery Road Limited...........          Ireland           100   Warner-Lambert Company AG
Warner-Lambert Canada Inc...........................          Canada            100   Parke-Davis
      Omni Laboratories Inc.........................          Canada            100   Warner-Lambert Canada Inc.
      Parke-Davis Afrique de l'Ouest................          Senegal           100   Warner-Lambert Canada Inc.
      Renrall K.K...................................           Japan             75   Warner-Lambert Canada Inc.
                                                                                 25   Warner-Lambert K.K.
Warner-Lambert (UK) Limited.........................      United Kingdom        100   Parke-Davis
      Lambert Chemical Company Limited..............      United Kingdom        100   Warner-Lambert (UK) Limited
      Parke Davis & Co. Limited.....................  Jersey, Channel Islands   100   Warner-Lambert (UK) Limited
      Wilkinson Sword Limited.......................      United Kingdom        100   Warner-Lambert (UK) Limited
Warner-Lambert Espana, S.A..........................           Spain             85.6
                                                                                 14.4 Warner-Lambert Company AG
Laboratorios Parke Davis, S.L.......................           Spain            100   Warner-Lambert Espana, S.A.
Parke-Davis S.p.A...................................           Italy            100   (Indirect)
P.T. Capsugel Indonesia.............................         Indonesia           90
                                                                                 10   International Affiliated Corporation
Suzhou Capsugel'r' Ltd.*............................   People's Republic of
                                                               China             50
Tabor Corporation...................................         Delaware           100
 Chicle Adams, S.A..................................         Colombia            80.3 Tabor Corporation
                                                                                 19.7 Latin American Holdings Inc.
Tetra-Werke Dr. rer. nat. Ulrich Baensch GmbH.......          Germany           100   (Indirect)
 Tetra Heimtierbedarf Verwaltungsgesellschaft
   m.b.H............................................          Germany           100   Tetra-Werke Dr. rer. nat. Ulrich Baensch
                                                                                      GmbH
 Tetra Werke Holding GmbH...........................          Germany           100   Tetra-Werke Dr. rer. nat. Ulrich Baensch
                                                                                      GmbH
    Tetra Heimtierbedarf GmbH.......................          Germany           100   Tetra Werke Holding GmbH
      Biorell GmbH..................................          Germany           100   Tetra Heimtierbedarf GmbH
        HILENA Biologische und Chemische Erzeugnisse
         Germany GmbH...............................          Germany           100   Biorell GmbH
      Zoomedica Frickhinger GmbH....................          Germany           100   Tetra Heimtierbedarf GmbH
   Wilkinson Sword GmbH.............................          Germany            59.4 Tetra-Werke Dr. rer. nat. Ulrich Baensch
                                                                                      GmbH
                                                                                 40.6 Warner-Lambert Consumer Products GmbH,
                                                                                      Berlin
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
                                                             STATE OR
                                                            COUNTRY OF
NAME OF SUBSIDIARY                                         ORGANIZATION                     PERCENTAGE OF OWNERSHIP
------------------                                         ------------                     -----------------------
Warner-Lambert de Venezuela S.A.....................         Venezuela           93.2
                                                                                  6.8 Parke-Davis
   Chicle Adams, S.A................................         Venezuela          100   Warner-Lambert de Venezuela S.A.
   Laboratorios Substantia, S.A.....................         Venezuela           80   Warner-Lambert de Venezuela S.A.
Warner-Lambert Europe, N.V..........................          Belgium            99.8
                                                                                   .2 P-D Co., Inc.
Warner-Lambert Inc..................................          Nevada            100
Warner-Lambert India Limited........................           India            100
Warner-Lambert K.K..................................           Japan             65
                                                                                 35   Tetra-Werke Dr. rer. nat. Ulrich Baensch
                                                                                      GmbH
Warner-Lambert Nordic AB............................          Sweden            100
Warner-Lambert (NZ) Limited.........................        New Zealand         100
   Warner-Lambert Consumer Healthcare Pty. Limited..        New Zealand         100   Warner-Lambert (NZ) Limited
Warner-Lambert de Panama, Sociedad Anonima..........          Panama            100
Warner-Lambert (Portugal) Comercio e Industria,
 Limitada...........................................         Portugal            99.9
                                                                                   .1 Parke-Davis
Warner-Lambert S.A. (Proprietary) Limited...........       South Africa         100
   Wilcox Sweets (Proprietary) Limited..............       South Africa         100   Warner-Lambert S.A. (Proprietary) Limited
Warner-Lambert (Thailand) Limited...................         Thailand           100   (Indirect)
W-C Laboratories Inc................................         Delaware           100
Willinger Bros., Inc................................         Delaware           100

---------

*  Subsidiary not consolidated

    The foregoing list omits 11 domestic subsidiaries and 85 foreign subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

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